UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 10, 2014

CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway
Norcross, Georgia 30092-3365
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (770) 243-8641

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On February 10, 2014, the Board of Directors of CatchMark Timber Trust, Inc. approved an Amended and Restated Independent Director Compensation Plan (the “Plan”), which is effective for calendar year 2014.   The Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description
99.1            CatchMark Timber Trust, Inc. Amended and Restated Independent Director Compensation Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

Date: February 19, 2014	By:	/s/ BRIAN M. DAVIS
Brian M. Davis Senior Vice President and Chief Financial Officer